UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  June 16, 2023
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister			(713)	996-4700
Houston,	Texas	77040
(Address of principal executive offices)			(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 16, 2023, DXP Enterprises, Inc. (the “Company”) held its 2023 Annual Shareholders Meeting (the “Annual Meeting”). There were 17,360,980 shares of common stock entitled to be voted at the Annual Meeting, of which 15,770,859 or 90.8 percent, were voted in person or by proxy. Additionally, there were 16,122 shares of Series A and B preferred stock entitled to 1,612 votes at the Annual Meeting. The results for each item submitted for a vote of shareholders are as follows. The shareholders:
(1)Voted to elect each of the six (6) nominees for director.
(2)Approved, on an advisory basis, the compensation of the Company’s named executive officers.
(3)Approved the amendment of the 2016 Omnibus Incentive Plan.
(4) Approved ratification of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for fiscal 2023.
(5) Approved the amendment of the Certificate of Formation of DXP Enterprises, Inc. of DXP Enterprises, Inc. to permit amendment of its Bylaws by the shareholders at special or annual meetings.

The Company’s inspector of election certified the following vote tabulations:

PROPOSAL 1: ELECTION OF DIRECTORS

	Vote Results	For	% For	Withheld	Broker Non-Votes
David R. Little	Re-elected	13,674,096	92.4%	1,126,218	970,545
Kent Yee	Re-elected	12,454,618	84.2%	2,345,696	970,545
Joseph R. Mannes	Re-elected	12,451,887	84.1%	2,348,427	970,545
Timothy P. Halter	Re-elected	11,432,529	77.2%	3,367,785	970,545
David Patton	Re-elected	12,423,108	83.9%	2,377,206	970,545
Karen Hoffman	Re-elected	11,613,608	78.5%	3,186,706	970,545

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	13,382,241
% For	90.4%
Against	1,392,961
Abstain	25,112
Broker Non-Votes*	970,545
Vote Results	Approved
* Broker non-votes have no effect on this proposal.

PROPOSAL 3: APPROVE THE AMENDMENT OF THE 2016 OMNIBUS INCENTIVE PLAN

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #3 to approve, as a non-binding advisory vote, the amended 2016 Omnibus Incentive Plan are set forth below:

For	11,536,812
% For	77.9%
Against	3,247,363
Abstain	1,613,900.0%
Broker Non-Votes*	970,545
Vote Results	Approved
* Broker non-votes have no effect on this proposal.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

With respect to the ratification of PricewaterhouseCoopers, LLP as independent registered public accountant that were voted for, voted against, and were withheld from voting for proposal #4 are set forth below:

For	15,745,891
% For	99.8%
Against	23,572
Abstain	1,396
Vote Results	Approved

PROPOSAL 5: APPROVE THE AMENDMENT OF ITS BYLAWS

With respect to the amendment of the Company's bylaws that were voted for, voted against, and were withheld from voting for proposal #5 are set forth below:

For	14,777,228
% For	99.8%
Against	7,813
Abstain	15,273
Broker Non-Votes*	970,545
Vote Results	Approved
* Broker non-votes have no effect on this proposal.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.

June 21, 2023	By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer